UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULA 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

   NETWORK EQUIPMENT TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

........................................................................................

2.

Aggregate number of securities to which transaction applies:

........................................................................................

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

........................................................................................

4.

Proposed maximum aggregate value of transaction:

........................................................................................

5.

Total fee paid:

........................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

........................................................................................

2.

Form, Schedule or Registration Statement No.:

........................................................................................

3.

Filing Party:

........................................................................................

4.

Date Filed:

........................................................................................

6900 Paseo Padre Parkway
Fremont, California  94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
August 14, 2007

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Network Equipment Technologies, Inc., a Delaware corporation, will be held on Tuesday, August 14, 2007, at 10:00 a.m., local time, at the principal offices of the Company, 6900 Paseo Padre Parkway, Fremont, California, for the following purposes:

1.

To elect Dixon R. Doll as a Class II Director to serve until the 2010 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2008.

3A.

To approve an amendment to the Company’s 1993 Stock Option Plan to revise certain provisions regarding automatic stock option grants to non-employee members of the Board of Directors, including the vesting provisions of such grants.

3B.

To approve, contingent upon the approval of the amendment to the Company’s 1993 Stock Option Plan, as described above, an amendment to outstanding stock options granted to the Class II director not standing for reelection, such that the unvested portions of such options become fully vested at the end of such director’s term.

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on June 19, 2007 are entitled to notice of and to vote at the annual stockholder meeting and at any continuation or adjournment of the annual stockholder meeting.

By order of the Board of Directors,

Fremont, California

C. Nicholas Keating, Jr.
July 3, 2007

President and Chief Executive Officer

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH IS BEING MAILED TO YOU ON OR ABOUT JULY 3, 2007.

6900 Paseo Padre Parkway
Fremont, California  94555

PROXY STATEMENT
For the Annual Meeting of Stockholders

To Be Held
August 14, 2007

Your proxy is solicited by the Board of Directors (the “Board”) of Network Equipment Technologies, Inc. (“N.E.T.” or the “Company”), for use at the annual meeting of stockholders to be held at 10:00 a.m. on August 14, 2007 (the “Annual Meeting”), at the principal offices of N.E.T. located at 6900 Paseo Padre Parkway, Fremont, California 94555 and at any postponement or adjournment thereof. Stockholders of record on June 19, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting.

N.E.T. intends to mail a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to stockholders on or about July 3, 2007. As of the Record Date, there were 26,713,872 shares of the common stock of N.E.T. (“Common Stock”) outstanding and entitled to vote.

Voting

You are entitled to one vote for each share of Common Stock held by you. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers do have discretionary voting power on the election of Directors.

Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. The vote required for the election of Directors is described below. Broker non-votes are not counted or deemed to be present for voting purposes or represented for purposes of determining whether that matter has been approved by stockholders.

Please refer to the E-Proxy Notice for instructions on how to access your proxy to vote your shares at the Annual Meeting. Such proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures are also available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Any person giving a proxy has the power to revoke it at any time before its exercise at the Annual Meeting by following the instructions provided in the E-Proxy Notice or by attending the Annual Meeting and voting in person.

The Company will provide paper or e-mail copy of any proxy materials, including this Proxy Statement, without charge, upon written request. Requests should be sent to:  Investor Relations, N.E.T., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Solicitation

N.E.T. will bear the entire cost of solicitation, including the preparation of this Proxy Statement, the preparation, assembly, printing and mailing of the E-Proxy Notice and any additional solicitation materials furnished to stockholders. The Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Election of Directors

The Certificate of Incorporation of N.E.T. provides for a classified board of directors. The Board is divided into three classes, designated as Class I, Class II and Class III. The current terms for each of these three classes expire at the 2007, 2008 and 2009 annual meeting of stockholders, respectively. Under the Bylaws of N.E.T., the Board may consist of between five and eight Directors, the exact number of Directors to be determined by the Board. The number of Directors is currently set at five.

The nominee for Class II Director is Dixon R. Doll. He has agreed to serve if elected, and management has no reason to believe that Mr. Doll will be unable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Mr. Doll. If any nominee becomes unwilling or unable to serve as a Director, proxies may be voted for a substitute designated by the Board. The candidate receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting will be elected Class II Director of N.E.T. Abstentions and broker non-votes are not counted for the purposes of the election of Directors. The Class II Director elected at the Annual Meeting will hold office until the annual meeting of stockholders in the year 2010 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

The Board of Directors recommends a vote FOR Proposal No. 1.

Directors

Nominee for Re-Election	Age	Director Since	Class and Year Current Term Expires
Dixon R. Doll (1)	64	1984	Class II – 2007
Other Directors
David R. Laube	59	2001	Class I – 2009
Peter Sommerer (2)	58	2000	Class II – 2007
Frederick D. D’Alessio	58	2005	Class III – 2008
C. Nicholas Keating, Jr.	65	2001	Class III – 2008
(1) If re-elected, Mr. Doll’s term will expire in 2010. (2) Mr. Sommerer is not standing for re-election. His term will expire on August 14, 2007.

Frederick D. D’Alessio has been a Director of N.E.T. since January 2005. Since 2002, he has served as a General Partner of Capitol Management Partners, a telecommunications consultancy. From 1971 to 2001, he held various management positions with Verizon Communications and its related entities, serving most recently as president of the Advanced Services Group for Verizon Communications, which included Verizon’s long distance, DSL and internet service provider businesses, from July 2000 to November 2001, and as group president, consumer services, for Bell Atlantic Communications from December 1998 to June 2000. Mr. D’Alessio received his Bachelor of Science degree in electrical engineering and Master of Science degree from the New Jersey Institute of Technology and holds an MBA from Rutgers University. He is a director of Aware, Inc., and a privately held company.

Dixon R. Doll has been a Director of N.E.T. since April 1984 and became the Company’s Chairman of the Board in August 2002. He is also the Chairman-elect of the U. S. National Venture Capital Association and serves on the Executive Committee. In December 1996, he founded Doll Capital Management, a private venture capital firm that invests in entrepreneurial companies in the information technology and communications markets, where he serves as Managing General Partner. From September 1994 to December 1996, Dr. Doll was actively engaged in venture capital activities as a private investor. From September 1985 to September 1994, Dr. Doll was a partner of Accel Partners, a private venture capital firm. Dr. Doll holds a Bachelor of Science degree in electrical engineering from Kansas State University and Master of Science and Ph.D. degrees in electrical engineering from the University of Michigan. Dr. Doll is also a director of several privately held companies.

C. Nicholas Keating, Jr. has been a Director of N.E.T. since November 2001. He was appointed President and Chief Executive Officer (“CEO”) of the Company in July 2005. From October 2000 to February 2004, he served as President and CEO of IP Infusion Inc. and continued to serve on its Board of Directors until early 2005. In 1999 Mr. Keating became President and CEO of US Search.com, a web-based provider of on-line information services to corporate and professional users. From 1993 to 1998, Mr. Keating was an advisor to a number of worldwide organizations, including Integrated Telecom Technologies and Lucent Technologies. From 1987 to 1993, Mr. Keating was a Vice President and corporate officer of N.E.T. Mr. Keating also serves on the Board of Directors of Foundry Networks and is a Trustee of the Asian Art Museum of San Francisco. He received his BA and MA from American University and was a Fulbright scholar.

David R. Laube has been a Director of N.E.T. since April 2001. He is currently executive in residence for the school of business at the University of Colorado at Denver. Mr. Laube spent 17 years as a senior executive at U S WEST (now Qwest Communications). Over his last five years at U S WEST, Mr. Laube was the Vice President and Chief Information Officer, leading the largest Information Technologies organization in Colorado. Mr. Laube is a Phi Beta Kappa graduate of the University of Washington with a Bachelor of Arts in finance, holds an MBA from the Wharton School of Business at the University of Pennsylvania and is a CPA. In 2004, Mr. Laube was awarded an honorary doctorate by the University of Colorado. He also serves on the Board of Directors of Carrier Access Corporation.

Director Nomination

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the Nominating/Corporate Governance Committee (referred to in the following discussion as the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the Directors are independent under the rules of the New York Stock Exchange (the “NYSE”), that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NYSE, that at least one member of the Audit Committee has the accounting or related financial management expertise required by NYSE rules, and that at least one member of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for Director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and the industry in which it operates, willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. In addition, no Director may serve on more than a total of six boards of directors of public companies (including service on the Company’s Board).

Stockholder Nominees.  The Nominating Committee will consider written proposals from stockholders for nominees for Director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2008 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.  In connection with each Director nomination recommendation, the Nominating Committee will consider the issue of continuing Director tenure and take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo. An individual Director’s re-nomination is dependent upon such Director’s performance as evaluated by the Nominating Committee. Provided a Director’s performance has been satisfactory, the Nominating Committee will ordinarily renominate incumbent Directors who continue to be qualified for Board service and are willing to continue as Directors. At such time as candidates are required for nomination to the Board, such as if an incumbent Director is not standing for re-election, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with the other members of the Board, who will provide input to the Nominating Committee. Based on this information, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a Director and whether the committee should recommend to the Board that this candidate be appointed to fill a current opening on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a Director. Although the Nominating Committee has not adopted a formal policy with respect to the evaluation of stockholder nominees, the Company expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2007 Annual Meeting.  The nominee listed in this Proxy Statement is a current Director standing for re-election and was recommended for selection by the Nominating Committee and was selected by the Board.

Board Committees and Meetings

There are currently three committees of the Board:  the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Compensation is paid and stock options are granted as set forth below to members of each committee, all of whom are non-employee Board members. Audit Committee members are Messrs. Sommerer (Chairperson), D’Alessio, Doll, and Laube. Compensation Committee members are Messrs. D’Alessio (Chairperson), Doll, and Laube. Nominating/Corporate Governance Committee members are Messrs. Laube (Chairperson), D’Alessio, and Sommerer.

The purpose of the Audit Committee is to assist the oversight by the Board of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors; and prepare the report of the Committee to be included in the Company’s annual proxy statement. The Compensation Committee has direct responsibility to review and approve the compensation of the Company’s CEO; make recommendations to the Board with respect to non-CEO compensation, incentive-compensation, and equity-based plans; and produce an annual report on executive compensation for inclusion in the proxy statement for the Company’s annual meeting. The Compensation Committee’s processes and procedures for the consideration and determination of executive compensation are discussed in further detail under “Compensation Discussion and Analysis” below. The purpose of the Nominating/Corporate Governance Committee is to identify individuals qualified to serve as members of the Board, recommend for selection by the Board nominees for election as Directors of the Company, evaluate the Board’s performance, develop and recommend to the Board a set of corporate governance principles applicable to the Company, and provide oversight with respect to corporate governance. Each of the three committees operates under a written charter adopted by the Board. The charters are available at our website (www.net.com) or in print to any stockholder who requests a copy.

During the fiscal year ended March 30, 2007, the Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held five meetings and the Nominating/Corporate Governance Committee held three meetings. Each incumbent Director attended 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year. The Board schedules regular executive sessions in which non-management Directors meet without management participation. Such meetings are presided over by the Chairman of the Board or another non-management Director designated by the Chairman of the Board. The Company encourages all Directors to attend the annual stockholder meetings. One of our Directors attended the 2006 annual meeting of stockholders.

Director Independence; Financial Experts

Messrs. D’Alessio, Doll, Laube, and Sommerer have no business, commercial, legal or accounting relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company) other than as members of the Board and holders of Company stock and stock options, and the Board has determined that each of them is “independent” within the standards of NYSE rules. There are no family relationships among executive officers and/or Directors of N.E.T. The Board has determined that each member of the Audit Committee meets the standards for independence of audit committee members under SEC rules, and that Messrs. Doll, Laube, and Sommerer are each an “audit committee financial expert” as defined under SEC rules.

Communications with Directors

Persons who wish to communicate with our Directors, to report complaints or concerns related to accounting, internal accounting controls or auditing, or to make their concerns known to non-management Directors, may do so using our Whistleblower System. A complaint or concern may be submitted either online through the Whistleblower System at the Internet address www.net.com/wb, or by mail addressed to the Whistleblower Compliance Officer, c/o Legal Dept., N.E.T., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Director Compensation

Through fiscal 2007, non-employee Board members received $18,000 per year as annual compensation and attendance fees of $1,000 for each meeting of the Board or any of its Committees and an additional $1,000 for each meeting of a Committee presided over as Committee Chairperson. The Chairman of the Board received an additional $3,000 per month for serving in that capacity. Beginning fiscal 2008, following discussions with a compensation consultant, the cash compensation of the Board was modified to increase the base compensation amounts but eliminate the attendance fees. Non-employee Board members now each receive $35,000 per year for serving on the Board, $10,000 per year for serving on the Audit Committee, and $5,000 per year for serving on each other standing committee of the Board. The Chairman of the Board receives an additional $20,000 per year for serving in that capacity, and each Committee Chairperson receives an additional $5,000 per year for serving in that capacity. Non-employee Board members are eligible for reimbursement of expenses for attending Board and Committee meetings.

Currently, under the 1993 Stock Option Plan, non-employee Directors receive automatic stock option grants as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, receives an initial option to purchase 30,000 shares of Common Stock. (In fiscal 2006, when this provision was first added, each current non-employee Director received an option to purchase 30,000 shares of Common Stock.)

Ongoing Option Grants.  On the date of each annual meeting:

•

Grant for Service as a Director:  Each non-employee Director who is elected to the Board at such annual meeting, whether first elected or reelected, receives an option to purchase 12,000 shares of Common Stock.

•

Additional Grant for Service on a Committee:  Each non-employee Director who serves on an active standing committee of the Board receives an option to purchase an additional 4,000 shares of Common Stock.

•

Additional Grant for Service as Chairperson of a Committee:  The Chairperson of the Audit Committee receives an option to purchase an additional 8,000 shares of Common Stock and each Director who serves as a Chairperson of any other active standing committee of the Board receives an option to purchase an additional 4,000 shares of Common Stock.

The following table shows the compensation paid to non-employee Directors for their services in fiscal 2007.

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards ($)(1)(2)	Total ($)
Frederick D. D’Alessio	$35,000	$39,874	$74,874
Dixon R. Doll	$67,000	$44,301	$111,301
David R. Laube	$34,000	$49,024	$83,024
Peter Sommerer	$32,000	$45,389	$77,389

(1)

Amounts reported do not reflect compensation actually received by the director. Instead, the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes for fiscal 2007, in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payment,” (SFAS 123R), except that the amounts shown assume that there will be no service-based forfeitures of awards.

(2)

The aggregate grant date fair value, computed in accordance with SFAS 123R, of stock options granted to the Directors in fiscal 2007 are as follows:  Mr. D’Alessio, $22,428; Mr. Doll, $22,428; Mr. Laube, $52,332; and Mr. Sommerer, $29,904.  At fiscal year end, the aggregate number of option awards outstanding for each Director were as follows:  Mr. D’Alessio, 72,999 shares; Mr. Doll, 190,000 shares; Mr. Laube, 137,334 shares; and Mr. Sommerer, 132,333 shares.

Subject to stockholder approval (see “Proposal No. 3A – 1993 Stock Option Plan Amendment,” below), the automatic option grant provisions of the 1993 Stock Option Plan will be amended to provide as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, will receive an option to purchase 30,000 shares of Common Stock, vesting over the period of the three-year term.

Ongoing Option Grants.  On the date of each annual meeting, each non-employee Director will receive an option to purchase an additional 15,000 shares of Common Stock, vesting over the one-year period of service until the next annual meeting.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2007, or any other time, an officer or employee of the Company. Mr. Keating, who was an officer of the Company from 1987 to 1993 and has been President and CEO since July 2005, served as a member of the Compensation Committee from January 15, 2002 until June 28, 2002. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of the Board or the Compensation Committee.

Code of Ethics and Corporate Governance Documents

The Company has adopted a Code of Business Conduct that applies to all Directors, officers and employees, including its principal executive officer, principal financial officer and controller. This Code of Business Conduct meets the requirements of the SEC Rules promulgated under Section 406 of the Sarbanes-Oxley Act of 2002 for a code of ethics. Our corporate governance documents, including our Corporate Governance Guidelines and our Code of Business Conduct, are available at our website (www.net.com) or in print to any stockholder who requests a copy.

Stock Ownership of Five Percent Stockholders, Directors, and Executive Officers

The following table sets forth certain information as of June 19, 2007 (except as otherwise noted), regarding ownership of N.E.T.’s Common Stock by (i) each person known by N.E.T. to be the beneficial owner of five percent (5%) or more of N.E.T.’s Common Stock, (ii) each Director, including the nominee for Director, (iii) each current executive officer of N.E.T. who is also named in the Summary Compensation Table (each, a “Named Executive Officer”), and (iv) all Directors and executive officers of N.E.T. as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the table, the address of each individual listed in the table is N.E.T., 6900 Paseo Padre Parkway, Fremont, CA 94555.

Five Percent (5%) Stockholders, Directors, Named Executive Officers, and all Directors and Executive Officers as a Group	Approximate Number of Shares	Percentage of Outstanding Shares
5% Stockholders
Royce & Associates, Inc. (1)	2,432,400	9.1%
KCM Investment Advisors (2)	2,217,700	8.3%
Dimensional Fund Advisors, Inc. (3)	2,039,454	7.6%
R. Eliot King & Associates Incorporated and John K. Nelson (4)	1,853,592	6.9%
Kopp Investment Advisors, LLC; Kopp Holding Company, LLC; Kopp Holding Company; and LeRoy C. Kopp (5)	1,496,000	5.6%
Renaissance Technologies Corp. and James H. Simons (6)	1,350,000	5.1%
Directors and Executive Officers
Frederick D. D’Alessio (7)	44,192	*
Dixon R. Doll (8)	290,984	1.1%
Talbot A.Harty (9)	55,177	*
C. Nicholas Keating, Jr. (10)	166,126	*
Gary L. Lau (11)	229,817	*
David R. Laube (12)	125,832	*
John F. McGrath, Jr. (13)	284,368	1.1%
Frank Slattery (14)	184,349	*
Peter Sommerer (15)	108,942	*
All Executive Officers and Directors as a group (9 persons) (16)	1,489,787	5.6%

* Represents less than 1% of the outstanding shares.

(1)

This information was acquired from publicly available information filed with the SEC as of January 23, 2007. Based on this filing, Royce & Associates, Inc. has sole voting and dispositive power with respect to all of the shares shown opposite its name. The address for Royce & Associates is 1414 Avenue of the Americas, New York, NY 10019.

(2)

This information was acquired from publicly available information filed with the SEC as of May 24, 2007. Based on this filing, KCM Investment Advisors has sole voting and dispositive power with respect to all of the shares shown opposite its name. The address for KCM Investment Advisors is 300 Drake’s Landing Road, Suite 190, Greenbrae, CA 94904.

(3)

This information was acquired from publicly available information filed with the SEC as of February 9, 2007. Based on this filing, Dimensional Fund Advisors, Inc. has sole voting and dispositive power with respect to all of the shares shown opposite its name. The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(4)

This information was acquired from publicly available information filed with the SEC as of February 2, 2007. Based on the information filed, R. Eliot King & Associates has beneficial ownership of 1,638,267 shares, which constitutes 6.1% of the outstanding Common Stock, with shared voting power as to 1,334,767 of such shares and shared dispositive power as to all such shares; and Mr. Nelson has beneficial ownership of 1,853,592 shares, which constitutes 6.9% of the outstanding Common Stock, with sole voting and dispositive power as to 215,325 of such shares, shared voting power as to 1,334,767 of such shares and shared dispositive power as to 1,638,267 of such shares. The address for these entities is 3000 Sand Hill Road, #2-245, Menlo Park, CA 94025.

(5)

This information was acquired from publicly available information filed with the SEC as of May 30, 2007. Based on the information filed, Kopp Investment Advisors, LLC has beneficial ownership of 1,487,000 shares, which constitutes 5.6% of the outstanding Common Stock, with sole voting power as to all such shares and shared dispositive power as to 357,000 of such shares (of these 1,487,000 shares, the reporting entity exercises investment discretion but is not the owner). Kopp Holding Company, LLC and Kopp Holding Company each also report indirect beneficial ownership of 1,487,000 shares, but no voting or dispositive power as to any of such shares. LeRoy C. Kopp reports beneficial ownership of 1,496,000 shares, which constitutes 5.6% of the outstanding Common Stock, with sole dispositive power as to 1,139,000 of such shares. The address for these entities is c/o Kopp Investment Advisors, LLC, 7701 France Avenue South, Suite 500, Edina, MN 55435.

(6)

This information was acquired from publicly available information filed with the SEC as of February 12, 2007. Based on this filing, Renaissance Technologies Corp. and James H. Simons have sole voting and dispositive power with respect to all of the shares shown opposite their name. The address for Renaissance Technologies Corp. and James H. Simons is 800 Third Avenue, New York, NY 10022.

(7)

Consists of 44,192 shares issuable under options exercisable within 60 days of the Record Date.

(8)

Includes 164,387 shares issuable under options exercisable within 60 days of the Record Date. Also includes 4,800 shares owned by International Synergies, Ltd., a corporation in which Dr. Doll has a beneficial interest.

(9)

Includes 47,053 shares issuable under options exercisable within 60 days of the Record Date.

(10)

Includes 131,777 shares issuable under options exercisable within 60 days of the Record Date.

(11)

Includes 221,429 shares issuable under options exercisable within 60 days of the Record Date.

(12)

Includes 100,832 shares issuable under options exercisable within 60 days of the Record Date.

(13)

Includes 267,183 shares issuable under options exercisable within 60 days of the Record Date.

(14)

Includes 176,137 shares issuable under options exercisable within 60 days of the Record Date.

(15)

Includes 103,942 shares issuable under options exercisable within 60 days of the Record Date.

(16)

Includes 1,256,932 shares issuable under options exercisable within 60 days of the Record Date. See notes (7) through (15) above.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table sets forth information regarding the compensation earned by N.E.T.’s CEO, chief financial officer (“CFO”), and other executive officers during fiscal 2007, all of whom were serving in such capacities at the end of fiscal 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total (3)
C. Nicholas Keating, Jr. President and Chief Executive Officer	2007	$400,000	$40,000	$57,888	$81,936	—	$37,598 (4)	$617,422
Talbot A. Harty Vice President & General Manager, Voice & Mobility Solutions	2007	$240,000	$24,000	$14,472	$22,734	—	$3,160	$304,366
Gary L. Lau Senior Vice President, Government Sales	2007	$200,000	—	$14,472	$23,718	$417,425	$10,627	$666,242
John F. McGrath, Jr. Vice President and Chief Financial Officer	2007	$265,000	$26,500	$21,708	$84,835	—	$10,136	$408,179
Frank Slattery Vice President and General Counsel	2007	$215,000	$21,500	$14,472	$79,929	—	$9,178	$340,079

(1)

Amounts reported as the dollar value of stock awards do not reflect compensation actually received by the Named Executive Officer. Instead, the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payment,” (SFAS 123R), except that the amounts shown assume that there will be no service-based forfeitures of awards. The material terms of the Company’s plans are described, in accordance with the requirements of SFAS 123R, in a footnote to the Company’s financial statements, which are included in the Company’s Form 10-K filed on May 25, 2007. See Note 10:  “Stock-based Compensation.” This information is incorporated herein by reference.

(2)

Includes N.E.T.’s contributions to the Company’s 401(k) plan of up to $3,500 per year, an automobile allowance, supplemental premiums for group life insurance, and reimbursement for financial advisory services of up to $2,500 per year.

(3)

See note (1) regarding the dollar value of awards included in the total.

(4)

Includes $17,760 for rental of a local apartment for Mr. Keating.

GRANTS OF PLAN-BASED AWARDS

The following table shows all plan-based awards granted to the Named Executive Officers in fiscal 2007.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: No. of Shares of Stock	All Other Option Awards: No. of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(1)
		Threshold	Target	Maximum
C. Nicholas Keating, Jr.	5/5/06				40,000			$128,800
	10/30/06					220,000 (2)	$5.43	$741,444
	N/A	—	$228,250	No Cap

Talbot A. Harty	5/5/06				10,000			$32,200
	10/30/06					14,000 (2)	$5.43	$47,183
	N/A	—	$75,000	No Cap

Gary L. Lau	5/5/06				10,000			$32,200
	N/A	—	$200,000	No Cap

John F. McGrath, Jr.	5/5/06				15,000			$48,300
	7/31/06					100,000 (3)	$3.16	$200,210
	N/A	—	$96,250	No Cap

Frank Slattery	5/5/06				10,000			$32,200
	7/31/06					100,000 (3)	$3.16	$200,210
	N/A	—	$67,500	No Cap

(1)

The assumed grant date fair value of the equity awards was calculated in accordance with SFAS 123R.

(2)

Vests 25% on October 30, 2007 and the balance monthly on a pro rata basis through October 30, 2010.

(3)

Vests 50% on July 31, 2007 and the balance monthly on a pro rata basis through July 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of the end of fiscal 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested (1)
	Exercisable	Unexercisable
C. Nicholas Keating, Jr.						25,000	$242,500
	3,000	—		$5.37	4/16/2012
	16,000	—		$3.40	8/13/2012
	4,000	—		$8.34	8/12/2013
	916	84	(2)	$7.08	5/18/2014
	6,666	1,334	(3)	$6.71	8/10/2014
	100,000	—		$4.55	7/25/2015
	—	220,000	(4)	$5.43	10/30/2016

Talbot A. Harty						6,250	$60,625
	33,000	—		$10.36	11/10/2013
	7,000	—		$6.91	7/19/2014
	3,750	1,250	(5)	$4.69	8/1/2015
	17,200	13,400	(6)	$4.59	10/11/2015
	—	14,000	(4)	$5.43	10/30/2016

Gary L. Lau						6,250	$60,625
	2,040	—		$11.63	4/14/2007
	900	—		$10.25	10/16/2008
	1,000	—		$7.50	4/19/2009
	2,300	—		$10.06	6/24/2009
	4,000	—		$8.81	9/23/2009
	2,500	—		$10.19	3/29/2010
	20,000	—		$9.25	11/9/2010
	500	—		$3.52	4/17/2011
	38,210	—		$5.30	1/15/2012
	100,000	—		$5.79	3/25/2013
	50,000	—		$6.71	8/10/2014
	33,250	16,750	(6)	$4.69	8/1/2015

John F. McGrath, Jr						9,375	$90,938
	100,000	—		$3.00	11/19/2011
	10,000	—		$3.63	7/16/2012
	35,000	—		$5.79	3/25/2013
	40,000	—		$6.71	8/10/2014
	26,600	13,400	(6)	$4.69	8/1/2015
	—	100,000	(7)	$3.16	7/31/2016

Frank Slattery						6,250	$60,625
	90,000	—		$6.85	2/10/2013
	40,000	—		$6.71	8/10/2014
	1,950	10,050	(6)	$4.69	8/1/2015
	—	100,000	(7)	$3.16	7/31/2016

(1) The market value is based on the market price of the Common Stock on March 30, 2007.

(2) Vested monthly on a pro rata basis from June 18, 2004 through June 18, 2007.

(3) Vests monthly on a pro rata basis from August 10, 2004 through August 10, 2007.

(4) Vests 25% on October 30, 2007 and the balance monthly on a pro rata basis through October 30, 2010.

(5) Vests 50% on March 1, 2006 and the balance monthly on a pro rata basis through March 1, 2008.

(6) Vests 33% on March 1, 2006 and the balance monthly on a pro rata basis through March 1, 2008.

(7) Vests 50% on July 31, 2007 and the balance monthly on a pro rata basis through July 31, 2008.

OPTION EXERCISES AND STOCK VESTED

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during fiscal 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
C. Nicholas Keating, Jr.	—	—	15,000	$89,700
Talbot A. Harty	9,400	$36,037	3,750	$22,425
Gary L. Lau	54,000	$311,964	3,750	$22,425
John F. McGrath, Jr.	—	—	5,625	$33,638
Frank Slattery	18,000	$76,527	3,750	$22,425

Employment Contracts; Change in Control Arrangements

Each of N.E.T.’s executive officers, including Mr. Keating, has an agreement with N.E.T. that provides for immediate vesting of all the executive officer’s outstanding stock options in the event of the termination (including certain forms of constructive termination) of the executive officer’s employment within one year after a Corporate Transaction or Change of Control as those terms are defined in the 1993 Option Plan. In addition, the agreements with Messrs. Keating, Harty, McGrath and Slattery further provide for a severance payment equal to one year’s base salary upon such a termination of employment. If the triggering event had taken place at the end of the last fiscal year, the executive officers would have received the following benefits:

	Severance	Potential Acceleration of Unvested Stock Options (1)	Potential Acceleration of Unvested Restricted Stock (2)
C. Nicholas Keating, Jr.	$400,000	$943,609	$242,500
Talbot A. Harty	$240,000	$134,517	$60,625
Gary L. Lau	—	$83,918	$60,625
John F. McGrath, Jr.	$265,000	$721,134	$90,938
Frank Slattery	$215,000	$704,351	$60,625

(1)

The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $9.70 per share, the market price of the Common Stock at the end of fiscal 2007.

(2)

The value of the unvested and accelerated restricted stock is $9.70 per share, the market price of the Common Stock at the end of fiscal 2007.

Equity Compensation Plan Information

The following table sets forth information as of March 30, 2007 with respect to the equity compensation plans under which Common Stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	2,943,721	$6.6765	1,142,704
Equity compensation plans not approved by security holders (2)	2,613,219	$7.1661	1,937,919
Total	5,556,940		3,080,623
(1) 1993 Option Plan. Does not include shares authorized under the 1998 Employee Stock Purchase Plan, which the Board of Directors has suspended. (2) 1997 Stock Option Program.

The material terms of the Company’s plans are described, in accordance with the requirements of the Statement of Financial Accounting Standards No. 123R, in a footnote to the Company’s financial statements, which are included in the Company’s Form 10-K filed on May 25, 2007. See Note 10:  “Stock-based Compensation.” This information is incorporated herein by reference.

Certain Relationships and Related Transactions

In October 2005, the Company entered into a license and development agreement with a third party technology supplier, under which the Company agreed to pay $3 million as a license acquisition fee (of which $2.4 million was paid in fiscal 2006), and will pay an ongoing royalty for use of the licensed technology. Mr. Keating was at the time a member of the Board of Directors of the supplier. The transaction was reviewed by a special committee of independent Directors, and was approved by the Board in executive session, which Mr. Keating did not attend.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under the securities laws of the United States, N.E.T.’s Directors, executive officers and any persons holding more than 10% of N.E.T.’s Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC and N.E.T. is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of Section 16(a) reports which N.E.T. received from such persons for their fiscal 2007 transactions, and (ii) the written representations received from one or more of such persons, N.E.T. believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors and 10% beneficial owners for fiscal 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

N.E.T.’s executive compensation programs are administered by the Compensation Committee of the Board. No member of the Compensation Committee was at any time during fiscal 2007, or any other time, an executive officer of N.E.T.

Objectives of N.E.T.’s Executive Compensation Program

N.E.T.’s executive compensation programs are intended to meet the following objectives:

•

aid in attracting and retaining executive officers with competitive total compensation packages that take into account compensation practices of competing companies;

•

provide incentives to executive officers to achieve high levels of individual and company performance;

•

help to provide an environment throughout the Company of goals and rewards for performance; and

•

align the financial interests of executive officers with those of stockholders by providing equity-based, long-term incentives.

What the Compensation Program is Designed to Reward

N.E.T.’s executive compensation program is designed to reward the success of our executive officers, primarily as a management team, in attaining key operating objectives, such as growth in revenues and earnings, and ultimately an increased market price for our common stock. Our programs are geared for short- and long-term performance with the goal of increasing stockholder value over the long term.

In general, cash compensation components, particularly those that are incentive-based, are intended to award both corporate-wide and individual performance. In rewarding corporate-wide performance, our intent is to ensure that each executive officer works toward accomplishing the corporate-wide factors for N.E.T.’s success. In rewarding individual performance, our intent is to ensure that rewards are only given to individuals who personally contribute to the Company’s success. We may also provide rewards, either to executive officers as a group or individually, for specifically identified goals and objectives. For sales personnel, including at the executive level, most incentive compensation is in the form of sales commissions, intended to reward sales bookings and revenue.

Equity awards inherently provide reward for an increase in stockholder value, as the value of the awards increases directly with increases in the market price for our common stock. Aside from this inherent characteristic, we have generally not made the vesting of equity awards dependent on performance, but vesting of equity awards is generally time-based, requiring that the executive officer remain with the Company and continue to build stockholder value.

Elements of Compensation and Why Each Element is Paid

There are three primary components to N.E.T.’s executive officer compensation: 1) base salary; 2) incentive cash compensation; and 3) equity awards.

•

Base Salary.  The Company pays base salary in order to provide a fixed amount of compensation for the executive’s regular work. The Committee believes that paying a competitive base salary is an essential element in recruiting and retaining talented personnel. Base salaries are evaluated annually for all executive officers, including the CEO. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies that compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company’s performance does not play a large role in the determination of base salary, except to the extent that poor financial performance may limit the Company’s ability to increase salaries and strong financial performance will tend to move the Company into higher brackets of comparable-company size. The base salary for executive officers is targeted at the sixtieth (60th) percentile of salaries for comparable positions in companies that compete with the Company for executive talent. The target for individual positions may be adjusted up or down, as the Committee deems appropriate, for the value of the individual’s experience, performance and skill set, and to provide some relative consistency among the officers.

•

Incentive Cash Compensation.  N.E.T.’s executive officers along with all employees are eligible to participate in the Company’s incentive compensation programs, which the Company uses to encourage high levels of performance and to focus employees’ efforts on identified goals and objectives. In recent years, the Company has not implemented any formal bonus plans, but has adopted guidelines, based on Company performance, for discretionary cash bonuses, for employees not on a sales commission-based compensation program. The guidelines provide for bonuses based on certain financial goals, such as revenue, profitability and cash balances. Payment of individual awards may also be based on individual performance. Sales personnel, including sales executives, participate in commission-based compensation programs. Mr. Lau receives commissions based on total bookings and revenue derived under his supervision. These commissions typically represent a material part of his overall cash compensation package, and the Committee believes it is appropriate and comparable to those received by similarly situated sales officers of high technology companies of comparable size and market capitalization. In addition to the broad-based incentive programs described above, the Committee has from time to time approved special bonus incentives for particular officers, generally in connection with specific projects.

•

Equity Awards.  The 1993 Option Plan allows for grants of stock options or restricted stock to executive officers, which provide them with incentives to maximize stockholder value and manage N.E.T. from the viewpoint of our stockholders by providing the executive officers with an equity stake in the Company. Awards under the plan can also take the form of stock appreciation rights, though the Company has not used that provision and has no plans to do so. Historically, the Compensation Committee granted only stock options under the plan, but in fiscal 2007, with the change in stock option accounting rules that made granting stock options less attractive, the Committee began to grant restricted stock. The Committee will continue to grant stock options, particularly for new hires, but intends to use restricted stock as a supplemental form of equity incentive. In determining the number of shares awarded to executive officers, as well as the associated vesting schedules, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of option shares held by the officer that are subject to vesting, and the vesting schedules and exercise prices of such shares or options. In addition, the Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience and value to the Company. The Committee generally does not give significant weight to prior awards that are fully vested, as they do not provide as significant a retention incentive. The Committee has established general guidelines for making equity awards to executive officers based upon the above factors; however, the Committee does not strictly adhere to these guidelines and may vary the size of the award made to an executive officer as circumstances warrant.

The Company’s practices for the timing of stock option awards require that the exercise price of any option not be set until all required action has occurred for the option to be effective. The Committee also generally attempts to avoid the grant of stock options at times that the Committee has, or may reasonably be expected to have, material non-public information regarding the Company, such as during the end of a fiscal quarter or thereafter until financial results for the quarter have been disclosed, but the Committee does not have a policy against doing so.

The Company does not have stock ownership guidelines. The Company’s insider trading policies prohibit short sales of the Company’s Common Stock.

Determinations of Amounts for Each Element

In setting the compensation levels of the executive officers, including the CEO, the Compensation Committee works with N.E.T.’s Human Resources Department, which reports in to the CFO. In fiscal 2007, Human Resources retained Olivieri & Associates as an outside consultant to provide them with compensation surveys and other competitive data. Competitive data focuses on N.E.T.’s direct competitors as well as networking companies generally in the Silicon Valley where N.E.T. is headquartered. In setting the compensation for other executive officers, the CEO makes recommendations to the Compensation Committee supported by the information provided by the Human Resources Department and the outside consultant. The Compensation Committee makes all final decisions regarding executive compensation and acts in its sole discretion, except that the other independent Directors participate in decisions regarding CEO compensation.

Executive management is not involved in making recommendations for Mr. Keating’s compensation as CEO, but the Company’s Human Resources Department and its outside consultant provide the same types of compensation surveys and other competitive data as for the other officers, and the outside consultant may make recommendations to the Committee. The Committee considers this data and other factors that may include the financial performance of the Company and Mr. Keating’s success in meeting strategic goals.

The Committee does not have a policy for allocating target compensation among the various elements in any particular ratio, but generally attempts to provide an allocation similar to that used by the other companies with whom the Company competes for executive talent.

For fiscal 2007, based largely on the performance of the Company in the preceding year, the Committee decided to make no changes to the base salaries of any of the executive officers. Because of the Company’s difficult financial position, the Committee also decided that it would not be appropriate to implement any cash incentive program at the beginning of fiscal 2007. The Committee did, however, at that time make restricted stock grants to each of the executive officers, intended in part to mitigate the effects of not receiving any salary increase, as the Committee believed that many factors outside the current executive team’s control contributed to the Company’s difficulties in the preceding year.

In July 2006, the Committee discussed the Company’s then-current strategic plans and the contributions that would be required from particular executives, namely John F. McGrath, Jr., CFO, and Frank Slattery, General Counsel; the importance to the Company of retaining the executives through at least the following twelve months; and the current compensation of the executives in light of their compensation relative to the relevant markets for their services. Based on these factors, the Committee approved special retention bonus agreements to provide each of the two executives with a cash bonus payment of $50,000 payable in twelve months, subject to their remaining employees in good standing at that time. In addition, and also to promote their longer-term retention, the Committee approved stock option grants to the two executives of 100,000 shares each, vesting over two years. In October 2006, the Committee discussed the importance to the Company of its strategic initiatives regarding voice and mobility solutions and the contributions that would be required of Talbot Harty, the General Manager in charge of these initiatives, as well as his current compensation relative to the relevant competitive market and his equity position relative to other executives of the Company. Based on these factors, the Committee approved a stock option grant to Mr. Harty of 14,000 shares, vesting over four years. Also in October 2006, the Committee reviewed an updated report on CEO compensation prepared by the Company’s compensation consultant, as well as the fact that Mr. Keating had only a very small number of unvested stock options outstanding, largely because at the time of his initial appointment as CEO he received a modest grant with accelerated vesting, as it was not then known whether he would remain as CEO longer term. The Committee considered Mr. Keating’s equity position and total compensation package, the contributions he has made to the Company since becoming its CEO in July 2005, and the Company’s improved performance and financial position at the time. Based on these factors, and in an effort to secure his longer-term retention, the Committee approved a stock option grant to Mr. Keating for 220,000 shares, vesting over four years.

With the Company’s improved financial position by mid-fiscal 2007, the Committee decided to adopt guidelines for discretionary cash bonuses potentially payable at the end of fiscal 2007, based on the Company’s performance in the second half of the fiscal year. The guidelines were based on stretch targets for total revenue and net loss in the second half of the fiscal year, and cash balances at the end of the fiscal year. The Committee identified a target amount as a pool of funds to be used for company-wide bonuses. To provide additional incentive in the fourth quarter, the Committee increased the pool early in the fourth quarter. At the end of the fourth quarter, the Committee determined actual bonus amounts payable to each of the executive officers, as shown in the compensation tables above.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”) limits N.E.T. to a deduction for federal income tax purposes of no more than $1 million of compensation paid to executive officers named in the Summary Compensation Table in a taxable year. Compensation above $1 million may be deducted if it is “performance based” within the meaning of the Code. The Compensation Committee currently believes that the Company should be able to manage its executive compensation program so as to preserve the related federal income tax deductions, although individual exceptions may occur.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Report on Form 10-K for the fiscal year ended March 30, 2007.

Compensation Committee Members

Frederick D. D’Alessio, Chairperson
Dixon R. Doll
David R. Laube

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for appointing and determining the compensation of the independent auditors to conduct the annual audit of N.E.T.’s accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. Each of the members of the Audit Committee is independent, as defined under the current listing standards of the NYSE and the standards for independence of audit committee members under current SEC rules. The Audit Committee operates under a written charter prepared by the Audit Committee and adopted by the Board of Directors. Management of the Company has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the U.S.

In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•

reviewed and discussed the audited consolidated financial statements with the Company’s management;

•

discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other things, (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants’ conclusions regarding the reasonableness of those estimates; and (iv) disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements;

•

met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•

reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence; and

•

instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal 2007 be included in the Company’s Annual Report on Form 10-K for the year ended March 30, 2007, for filing with the SEC, and the Board of Directors approved such inclusion.

Audit Committee Members

Peter Sommerer, Chairperson
Frederick D. D’Alessio
Dixon R. Doll
David R. Laube

Relationship with Independent Registered Public Accounting Firm

Deloitte & Touche LLP and its predecessors have acted as the Company’s independent auditors since the Company’s inception. In accordance with standard policy, Deloitte & Touche LLP periodically changes the individuals who are responsible for the Company’s audit.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal 2007 and 2006.

	2007	2006
Audit Fees (1)	$831,088	$812,491
Tax Fees (2)	8,292	7,338
Total	$839,380	819,829

(1)

Audit fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with statutory or regulatory filings (“Financial Audit”) and in connection with the audit of management’s report on the effectiveness of the Company’s internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 (“404 Audit”).

(2)

Tax fees consisted primarily of tax compliance consultations and preparation of international tax returns.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the audit committee is informed about each service, and the policies and procedures do not result in the delegation of the audit committee's authority to management.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

N.E.T. is asking the stockholders to ratify the selection of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending March 28, 2008. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Board determines that such a change would be in the best interest of N.E.T. and its stockholders.

Deloitte & Touche LLP has audited N.E.T.’s financial statements since inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3A – 1993 STOCK OPTION PLAN AMENDMENT

The Board believes that a competitive stock option plan is critical if the Company is to recruit and retain high quality officers, Directors, key employees and consultants. In order for the Company to continue to recruit and retain qualified persons to serve as members of the Board and its Committees, the Board is recommending approval of the following amendment to the provisions of the 1993 Option Plan under which members of the Board receive stock option grants. These changes are intended to simplify the structure of the automatic grant provisions, and to align the vesting with terms of service. Under the provisions currently in effect, non-employee Directors receive option grants each year, all of which have multiple-year vesting, with the result that any Director leaving the Company will have unvested options, even if the Director has completed a standard term of service. As amended, the program will continue to have longer-term initial vesting, with subsequent grants having one-year vesting, so that at the conclusion of a standard term, the Director will have vested the options that have been granted. Depending on the positions held by a Director on the committees of the Board, Directors may receive slightly more shares under the amended provisions than under the current provisions.

Current terms of the automatic grant provisions

The current provisions, before this proposed amendment, are as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, receives an initial option to purchase 30,000 shares of Common Stock, which becomes exercisable monthly over three years. In fiscal 2006, when this provision was first added, each current non-employee Director received an option to purchase 30,000 shares of Common Stock.

Ongoing Option Grants.  On the date of each annual meeting, non-employee Directors receive additional options, as follows. These annual grants also become exercisable monthly over three years.

•

Grant for Service as a Director:  Each non-employee Director who is re-elected to the Board at such annual meeting is automatically granted an option to purchase 12,000 shares of Common Stock.

•

Additional Grant for Service on a Committee:  Each non-employee Director who serves on an active standing committee of the Board is automatically granted an option to purchase an additional 4,000 shares of Common Stock.

•

Additional Grant for Service as Chairperson of a Committee:  Each non-employee Director who serves as a Chairperson of an active standing committee of the Board is automatically granted an option to purchase a further 4,000 shares of Common Stock or 8,000 shares of Common Stock in the case of the Chairperson of the Audit Committee.

If such an election or appointment occurs sometime other than at an annual meeting, the non-employee Director is automatically granted an option to purchase a pro-rata portion of the applicable number of shares. In the case of election to the Board, the pro-rata calculation is based upon the date first elected to the Board and the date of the next annual meeting at which such Director’s term will expire. In the case of appointment as a member of an active standing committee of the Board or as a Chairperson of such a committee, the pro-rata calculation is based upon the date first appointed and the date of the next annual meeting.

Terms of the automatic grant provisions, as proposed to be amended

As proposed to be amended, the new provisions would provide as follows:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, will receive an initial option to purchase 30,000 shares of Common Stock, vesting which becomes exercisable monthly over the period of the initial three-year term, with the final installment being fully vested on the last day of such initial term.

Ongoing Option Grants.  On the date of each annual stockholder meeting, each non-employee Director will receive an option to purchase an additional 15,000 shares of Common Stock, which becomes exercisable monthly over the one-year period of service until the next annual stockholder meeting, with the final installment being fully vested on the date of such meeting.

This amendment was adopted by the Board on March 21, 2007, subject to stockholder approval at the Annual Meeting.

Background Regarding Proposed Amendments to the 1993 Option Plan

The Company uses stock options to recruit and retain well-qualified individuals to serve as non-employee Directors of the Company. Accordingly, the Company must be in a position to offer these non-employee Directors compensation packages that are tied, in part, to an increase in the return on equity to stockholders. The 1993 Option Plan provides for automatic grants of options to eligible non-employee Directors of the Company, which the Company relies on as the major source of compensation for such Directors. The proposed amendment will simplify the determinations of the amounts of the automatic ongoing option grants to non-employee Directors, will remove distinctions regarding Committee positions, and will align the vesting of such grants with the terms of service for each class of Directors. The Company believes that without this amendment, the Company is at a disadvantage in its recruitment and retention of well-qualified non-employee Directors.

Description of the 1993 Option Plan

The terms and provisions of the 1993 Option Plan are described in Appendix A.

New Plan Benefits

The number of option shares that will be received or allocated under the 1993 Option Plan, including the annual automatic grants to non-employee members of the Board of Directors, is not determinable. Other than the automatic awards for non-employee Directors, awards under the plan are fully discretionary. The number of shares issued under the automatic awards to non-employee Directors will depend on whether any new Directors are appointed and the total number of non-employee Directors on the Board. If the amendments in this Proposal No. 3A had been in effect during fiscal 2007, then an aggregate of 75,000 option shares would have been issued to the non-employee Directors as a group during the fiscal year.

Required Vote; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required for approval of the above described amendments to the 1993 Option Plan.

The Board of Directors recommends a vote FOR Proposal No. 3A.

PROPOSAL NO. 3B – ACCELERATED VESTING OF CERTAIN DIRECTOR OPTIONS

The amendment to the 1993 Option Plan provided for in Proposal No. 3A does not affect the vesting of automatic stock options previously granted to Directors. Thus, the changes to the vesting provisions provided for by Proposal No. 3A will not fully align the vesting schedules of the automatic stock option grants with the Directors’ terms of service until all presently outstanding options held by Directors become fully vested. Peter Sommerer will be completing his term as a Director as of the date of this Annual Meeting and will not be standing for reelection. As of the date of the Annual Meeting, Mr. Sommerer will have options to purchase 103,942 shares of Common Stock that are vested and immediately exercisable and will have options to purchase 28,391 shares of Common Stock that remain unvested. This result – completing a regular Director’s term without full vesting of options – was not intended by the Company. This Proposal No. 3B would accelerate the vesting of the 28,391 unvested options as of the date of completion of his term, which is the date of this Annual Meeting. Pursuant to the existing terms of his option grants, Mr. Sommerer will have three months following completion of service in which to exercise such options.

The following table shows all outstanding equity awards held by Mr. Sommerer:

Name	Number of Securities Underlying Unexercised Options at Completion of Term		Option Exercise Price	Estimated Value of Acceleration of Unexercisable Options(1)
	Exercisable	Unexercisable
Peter Sommerer	5,333	—	$9.0625
	4,000	—	$10.1250
	20,000	—	$3.97
	8,000	—	$3.40
	8,000	—	$8.34
	1,000	—	$7.08
	23,333	667	$6.71	$1,994
	29,388	16,612	$4.70	$83,060
	4,888	11,112	$2.95	$75,006

(1)

The estimated value of the acceleration of vesting of the otherwise unexercisable stock options is the difference between the exercise price of the option and $9.70 per share, the market price of the Common Stock at the end of last fiscal year. The compensation cost recognized for financial statement reporting purposes in accordance with the provisions of SFAS 123R will be determined by the actual market price of the Common Stock at the date of acceleration of vesting.

Required Vote; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required for approval of the above described amendment to Mr. Sommerer’s stock option vesting schedule. The approval of this proposal to accelerate the vesting of certain Director options is expressly contingent upon the approval of Proposal No. 3A.

The Board of Directors recommends a vote FOR Proposal No. 3B.

FORM 10-K

The company will mail without charge, upon written request, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2007, including the financial statements, schedules, and list of exhibits. Requests should be sent to:  Investor Relations, N.E.T., 6900 Paseo Padre Parkway, Fremont, CA  94555.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of stockholders that are intended to be presented at N.E.T.’s annual meeting of stockholders to be held in 2008 (the “2008 Annual Meeting”) must be received by N.E.T. no later than March 12, 2008 in order to be included, if appropriate, in the proxy statement and proxy relating to the 2008 Annual Meeting.

In addition, pursuant to N.E.T.’s bylaws, in order for any stockholder to propose any business (including nominations for Director) at an annual stockholder meeting, such stockholder is required to provide N.E.T. with advance written notice at least 60 days prior to such meeting (no later than June 12, 2008, assuming the 2008 Annual Meeting is held on August 12, 2008). The notice must contain certain information regarding such stockholder (and any nominee for Director), any arrangements between the stockholder and the nominee, and any other information regarding such nominee or each matter of business proposed by the stockholder that would be required to be disclosed in a Proxy Statement filed with the SEC for solicitations of proxies to approve such proposed business.

Any such proposals or notices should be directed to the attention of the Corporate Secretary, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway, Fremont, CA  94555.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

By order of the Board of Directors,

C. Nicholas Keating, Jr.
July 3, 2007

President and Chief Executive Officer

Appendix A

DESCRIPTION OF THE
1993 OPTION PLAN

The terms and provisions of the 1993 Option Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by the 1993 Option Plan filed as an exhibit to this Proxy Statement. Any stockholder may obtain copies of the 1993 Option Plan and proposed amendments upon written request to the Secretary of the Company at its corporate office in Fremont, California.

The 1993 Stock Option Plan provides that an aggregate of up to 9,406,415 shares (subject to adjustment in the event of a stock split and certain corporate transactions) of our Common Stock is available to be issued pursuant to awards under the 1993 Stock Option Plan. Shares subject to discretionary or automatic options are issued from the same share reserve. Options are granted to those individuals who the Company believes contribute to the management, growth and financial success of the Company and its subsidiaries.

All shares issued upon option exercises, whether or not the shares are subsequently repurchased by the Company pursuant to its repurchase rights, will reduce on a share-for-share basis the number of shares available for subsequent grants. However, if and when any options expire or terminate without exercise and issuance of the underlying shares, the number of shares subject to the expired or terminated options will again be available for subsequent grants.

Administration

The 1993 Option Plan is administered by the Compensation Committee (the “Committee”) comprised of at least two non-employee members of the Board. Presently, Dixon R. Doll, Frederick D. D’Alessio and David R. Laube constitute the Committee. Subject to the provisions of the 1993 Option Plan, the Committee has exclusive authority, with the ability to delegate such authority, to determine the eligible individuals who are to receive discretionary options, the number of shares to be covered by each granted option, the dates on which the option is to become exercisable, and the term for which the option is to remain outstanding. The Committee also has the authority to determine whether, in accordance with the terms of the 1993 Option Plan, the granted option is to be an incentive stock option under the federal tax laws and to establish rules and regulations for proper plan administration.

The Committee cannot cancel outstanding options (except options granted automatically to non-employee Directors) and grant replacement options at a lower exercise price for the same or a different number of shares of Common Stock without Shareholder approval.

Discretionary Option Grants

The maximum number of shares of Common Stock subject to options that may be granted in any one year period to a participant under the 1993 Option Plan is 600,000. Options may be exercisable immediately or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

Generally, if an optionee’s service to the Company terminates other than by reason of death or disability, vested options will remain exercisable for a period of three months following the optionee’s termination. If an optionee dies or becomes disabled while an employee or Director of, or a consultant or independent contractor to, the Company, or within three months following termination other than for cause, the optionee’s vested options will be exercisable for one year following death or disability, or if earlier, the expiration of the term of the option. The Committee may, in its discretion, either extend the exercise period for any option, but not beyond the expiration date, or accelerate the vesting of the option. The maximum period during which any option may remain outstanding may not exceed ten years.

Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee. By the terms of the vesting schedule in option agreements signed by participants, discretionary options begin vesting one year after grant.

The option exercise price may be paid to the Company in cash or in shares of Common Stock valued at fair market value on the exercise date. Except for Executive Officers and Directors, the Committee can assist any optionee in the exercise of outstanding stock options by authorizing a loan from the Company or permitting the optionee to pay the option price in installments over a period of years.

In the event of certain “Corporate Transactions” (each as defined in the 1993 Option Plan), if outstanding options are not assumed by the successor corporation or parent thereof or replaced by an equivalent option to purchase stock of the successor corporation, then, subject to limitations imposed at the time of grant, the vesting of outstanding options will accelerate and the options will become fully exercisable. In addition, the Committee has discretion, either in advance of or at the time of a Change in Control (as defined in the 1993 Option Plan), to provide for the automatic acceleration of options upon the occurrence of a Change in Control or a Corporate Transaction such that the Options will be exercisable until the expiration of the option term. The Committee also has exercised its discretion to accelerate the vesting of options held by Officers terminated in conjunction with, or within one year after, a Change in Control, such that the Options will be exercisable until the expiration of the option term.

Executive Officers are granted limited stock appreciation rights in connection with a Hostile Take-Over (as defined in the 1993 Plan). Upon the occurrence of a Hostile Take-Over, each option in effect for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 1993 Option Plan.

Automatic Option Grants to Non-Employee Directors

The 1993 Option Plan, as proposed to be amended, provides for the following automatic option grants to non-employee Directors:

Initial Option Grant.  A new non-employee Director, upon first being elected or appointed to the Board, will receive an initial option to purchase 30,000 shares of Common Stock, which becomes exercisable monthly over the period of the initial three-year term, with the final installment being fully vested on the last day of such initial term.

Ongoing Option Grants.  On the date of each annual stockholder meeting, each non-employee Director will receive an option to purchase an additional 15,000 shares of Common Stock, which becomes exercisable monthly over the one-year period of service until the next annual stockholder meeting, with the final installment being fully vested on the date of such meeting.

Options granted under the automatic grant program are non-statutory and become exercisable in equal monthly installments over either three years or one year, as applicable, beginning one month following the grant date. The exercise price of an option is payable upon exercise. Options have a term of ten years measured from the grant date.

Options granted to non-employee Directors who have served on the Board for at least three years, and who are at least age 65 at the time of retirement from the Board, become fully exercisable as of the date of retirement and remain exercisable until the expiration or sooner termination of the option term. Options granted to non-employee Directors, whose termination of service is due to death, but who have served on the Board for at least three years, become fully exercisable as of such date and remain exercisable until the expiration or sooner termination of the option term. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by the optionee.

In the event that an optionee ceases to serve on the Board (other than by reason of death or retirement after having attained the age of 65), he or she will have three months following the cessation of service to exercise options that are exercisable as of that date. If an optionee dies while serving on the Board, or within three months after ceasing to serve on the Board, options, to the extent exercisable as of that date, may be exercised by such optionee’s personal representative or estate for twelve months following death or until the expiration date, if sooner.

In the event of a Corporate Transaction or Change in Control, all shares subject to options will become exercisable immediately before the event that constitutes a Corporate Transaction or Change in Control, and thereafter terminate. In the event of a Hostile Take-Over, each option outstanding for at least six months will automatically be canceled and the optionee will be entitled to a cash payment as determined under the 1993 Option Plan.

Option Exercise Price

The exercise price of any discretionary option granted under the 1993 Option Plan is set by the Committee, but it may not be less than the fair market value of the Common Stock on the date of grant. The exercise price of an incentive stock option granted to a participant who owns in excess of 10% of the outstanding voting stock of the Company will be 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of each automatic option granted to a non-employee Director under the 1993 Option Plan is the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

The Committee has the discretion to accept the surrender of one or more outstanding discretionary options and authorize, in exchange, the payment by the Company of an appreciation distribution equal to the excess of: (i) the fair market value (on the date of surrender) of the vested shares of Common Stock surrendered over (ii) the option price payable for such vested shares. This payment may be made, in the discretion of the Committee, in shares of Common Stock valued at fair market value on the date of surrender, or in cash, or a combination of shares and cash. This provides a mechanism for extinguishing stock option rights with the issuance of fewer shares than would be required for an option exercise, thereby potentially reducing dilution of the Company’s outstanding Common Stock.

Discretionary Grants of Restricted Stock

Officers, Directors (other than non-employee Directors) and key employees are eligible to receive restricted stock awards except, that employees owning more than 10% of the outstanding voting stock are not eligible. In the discretion of the Committee, shares of restricted stock may be vested immediately or may vest over a period of time, as specified in the restricted stock agreement. Whether or not the shares of restricted stock are fully vested when issued, the awardee will have all rights of a stockholder as of the date of issuance, which will entitle the awardee to voting rights and the right to receive dividends. Upon termination of employment, the unvested shares of restricted stock will be surrendered to the Company for cancellation in exchange for a cash payment equal to the aggregate par value of the shares and the awardee will thereafter cease to have any rights in those shares. In its discretion, the Committee may waive, in whole or in part, the Company’s cancellation of unvested restricted stock held by an employee at termination.

In the event of a “Corporate Transaction”, in which the Common Stock is converted into cash or other securities, unvested shares of restricted stock will be converted into the same consideration, which may, in the discretion of the Committee, be held in escrow until such time as the shares would otherwise have vested, pursuant to the original vesting schedule, and thereafter distributed. In the event that the Company’s right to cancel unvested shares of restricted stock are not assigned to a successor corporation in a Corporate Transaction, such shares will become fully vested immediately before the effective date of the Corporate Transaction. If the Company is acquired in a transaction in which the Company is not the surviving entity, shares of restricted stock will not become vested unless the 1993 Option Plan is terminated in connection with the transaction. In the event of a “Change in Control”, the Committee will have the discretion to accelerate the vesting of shares of restricted stock for one or more employees.

Term of Plan

The Board may terminate the 1993 Option Plan at any time. The 1993 Option Plan is scheduled to terminate on August 10, 2008. Any options outstanding upon the termination of the 1993 Option Plan will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants.

The Board may amend or modify the 1993 Option Plan, or any part thereof, at any time and for any reason. However, the Company will solicit stockholder approval for any amendment to the 1993 Option Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any award previously granted under the 1993 Option Plan without the consent of the awardee.

Federal Income Tax Consequences

The following description is only a brief summary of certain United States federal income tax consequences relating to the 1993 Option Plan and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

Incentive and Non-statutory Options.  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will have taxable ordinary income subject to income and employment tax withholding, if an optionee is a U.S. employee, in the year of exercise, equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a recipient generally recognizes ordinary taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock. However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company in order to avoid a Company right of repurchase) and the recipient does not make an election under section 83(b) of the Code, the recipient will recognize ordinary taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the excess of the fair market value on the date of lapse over the purchase price. The taxable income will be subject to income and employment tax withholding, and the Company will be entitled to a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Code within 30 days of the grant, the recipient will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the purchase price. The Company will be entitled to a deduction equal to the income recognized by the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

Parachute Payments.  If the exercisability of an option or stock appreciation right is accelerated as a result of a Corporate Transaction or Change in Control, all or a portion of the value of the option or stock appreciation right at that time may be a “parachute payment” for purposes of the “excess parachute payment” provisions of the Code. Those provisions generally provide that if parachute payments to Officers, highly compensated employees, or employee stockholders exceed three times such an employee’s average compensation for the five tax years preceding the Corporate Transaction or Change in Control, the employer corporation may not deduct any amount with respect to the parachute payment in excess of one times the average compensation, and the recipient is subject to a 20% excise tax on such excess over one times average compensation.

PROXY
NETWORK EQUIPMENT TECHNOLOGIES, INC.
6900 Paseo Padre Parkway, Fremont, CA 94555

This Proxy is Solicited on Behalf of the Board of Directors of
Network Equipment Technologies, Inc.

The undersigned stockholder hereby appoints JOHN F. McGRATH, JR. and FRANK SLATTERY, and each of them, with power of substitution, as "Proxies" to represent the undersigned at the Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the "Company") to be held on Tuesday, August 14, 2007, or at any adjournment thereof, and to vote all shares of Common Stock of the Company that the stockholder would be entitled to vote if personally present.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is indicated, the Proxies are authorized to vote FOR each of the proposals. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NETWORK EQUIPMENT TECHNOLOGIES, INC.
Vote on Director 1 To elect Dixon R. Doll as a Class II Director to serve until the 2010 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.		For Withhold For All All All Except ( ) ( ) ( )	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ____________________________________________
Vote On Proposals			For Against Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2008.			( ) ( ) ( )

3A. To approve an amendment to the Company’s 1993 Stock Option Plan to revise certain provisions regarding automatic stock option grants to non-employee members of the Board of Directors, including the vesting provisions of such grants.

( ) ( ) ( )

3B. To approve, contingent upon the approval of the amendment to the Company’s 1993 Stock Option Plan, as described above, an amendment to outstanding stock options granted to the Class II director not standing for reelection, such that the unvested portions of such options become fully vested at the end of such director’s term.

( ) ( ) ( )
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
For address changes and/or comments, please check this box and write them on the back where indicated. ( )

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator trustee or guardian, please give full title, as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

6900 PASEO PADRE PARKWAY FREMONT, CA 94555

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Network Equipment Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Network Equipment Technologies, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

AMENDED AND RESTATED

NETWORK EQUIPMENT TECHNOLOGIES, INC.

1993 STOCK OPTION PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.

PURPOSES OF PLAN

A.

This 1993 Stock Option Plan (the “Plan”) was adopted as of August 11, 1993 (the “Effective Date”) to promote the interests of Network Equipment Technologies, Inc., a Delaware corporation (the “Corporation”), by allowing eligible individuals to acquire or increase proprietary interests in the Corporation as an incentive to remain in the service of the Corporation (or its “parent” or “subsidiary” corporations, as defined in Section 424 of the Internal Revenue Code).

B.

This Plan is the successor to the Network Equipment Technologies, Inc. 1983 Stock Option Plan (the “1983 Plan”).  No options shall be granted under the 1983 Plan from and after the Effective Date.  The terms and conditions of options granted under the 1983 Plan before the Effective Date are not affected by the adoption of this Plan.

C.

This Plan was amended and restated as of April 14, 1998 to include the provisions of and provide a successor plan for the Corporation’s 1988 Restricted Stock Award Plan (the “1988 Plan”).  No restricted stock shall be granted under the 1988 Plan from and after April 14, 1998.  The terms and conditions of restricted stock granted under the 1988 Plan before April 14, 1998 are not affected by the amendment of this Plan.

II.

ADMINISTRATION OF PLAN

A.

This Plan shall be administered by a committee (the “Plan Administrator” or “Committee”) of two or more non-employee Directors appointed by the Corporation’s Board of Directors (the “Board”).  Committee members shall serve for such periods as the Board may determine and may be removed by the Board at any time.

B.

The Plan Administrator shall have full authority (subject to the provisions of this Plan) to establish such rules and regulations as it deems appropriate for the proper administration of this Plan and to make such determinations and interpretations concerning this Plan and options granted under this Plan as it deems necessary or advisable.  Decisions of the Plan Administrator shall be final and binding upon all parties.

C.

The Plan Administrator shall have full authority to grant options and stock appreciation rights pursuant to Article Two and restricted stock pursuant to Article Four of this Plan and to determine in its sole discretion which eligible individuals are to receive such options, rights, or restricted stock, the number of shares to be covered by each such option or grant, whether each option is to be an incentive stock option intended to satisfy the requirements of Section 422 of the Internal Revenue Code (“Incentive Option”) or a non-statutory option not intended to satisfy those requirements, the time(s) at which each option or grant is to become vested or exercisable, and the maximum term for which each option is to be outstanding.

III.

STOCK SUBJECT TO PLAN

A.

An aggregate of 9,406,415 shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”) is available for issuance under this Plan, and the predecessor 1983 Plan, subject to adjustment from time to time in accordance with this Section III.  These shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market.  The number of shares of Common Stock available for issuance under this Plan shall be reduced, share-for-share, by the number of shares issued with respect to options granted under the 1983 Plan that are outstanding at the Effective Date and are subsequently exercised.

B.

To the extent that an option granted under this Plan or the 1983 Plan or a restricted stock award under the 1988 Plan expires or terminates for any reason before exercise or vesting in full (including any option canceled in accordance with the cancellation-regrant provisions of Section V of Article Two of this Plan), the shares then subject to the option or restricted stock award shall again be available for grant under this Plan.  Shares subject to any option, restricted stock award or portion thereof surrendered or canceled in accordance with Section VI of Article Two or Section III of Article Three, and shares repurchased by the Corporation pursuant to any repurchase rights available under this Plan, shall not again become available for option grants under this Plan.  If the exercise price of an option granted under this Plan (or the 1983 Plan) is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable under this Plan are withheld by the Corporation in satisfaction of withholding taxes incurred upon the exercise of an option, then the number of shares available for issuance under this Plan shall be reduced by the gross number of shares for which the option is exercised and not by the net number of shares issued to the option holder.

C.

If a change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, or other similar change, then appropriate adjustments shall be made to (i) the number and/or class of shares issuable under this Plan, (ii) the number and/or class of shares and price per share in effect under each then-outstanding option or restricted stock award granted under this Plan (or the 1983 Plan), and (iii) the number of shares of Common Stock to be made the subject of each subsequent automatic option grant under Article Three of this Plan.  The purpose of adjustments to outstanding and restricted stock awards options shall be to preclude the enlargement or dilution of rights and benefits under such options or awards.  The adjustments determined by the Plan Administrator shall be final, binding, and conclusive.

D.

The Corporation may not issue stock options covering in the aggregate more than 600,000 shares of Common Stock (subject to adjustments as required under V(C) above to any one participant in any one-year period.

ARTICLE TWO

DISCRETIONARY OPTION GRANTS

I.

ELIGIBILITY FOR OPTION GRANTS

The following persons are eligible to participate in the Discretionary Option Grant Program of this Plan:

A.

Officers and other key employees of the Corporation (or its parent or subsidiary corporations) whose services contribute to the management, growth, and financial success of the Corporation (or its parent or subsidiary corporations), and

B.

Those consultants and independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

II.

TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to this Article Two may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options.  Individuals who are not employees may be granted only non-statutory options.  Each option shall be evidenced by one or more written instruments in a form approved by the Plan Administrator.  Each such instrument shall comply with the terms and conditions specified below.  Each instrument evidencing an Incentive Option shall also be subject to Section III of this Article Two.  Failure to issue, or (if agreement is required) to agree to, an instrument evidencing an option shall not invalidate the option grant; however, the option shall not be exercisable until a written instrument has been issued and (if required) agreed to.

A.

Option Price.

1.

The option price per share shall be fixed by the Plan Administrator, but shall not be less than the “fair market value” (defined below) per share of Common Stock on the date of the option grant.

2.

The option price shall, subject to Section III below, be immediately due upon exercise of the option and shall be payable in one or a combination of the following forms:

(a)

cash or check payable to the Corporation;

(b)

shares of Common Stock held by the optionee for the period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at “fair market value” on the exercise date; or

(c)

a broker-dealer sale-and-remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (i) to a designated brokerage firm to effect the immediate sale of the option shares and remit to the Corporation, from the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price plus all income and employment taxes required to be withheld by the Corporation in connection with the exercise, and (ii) to the Corporation to deliver the certificates for the purchased shares directly to the brokerage firm to complete the transaction.

3.

The Plan Administrator may assist any optionee (excluding “executive officers” of the Company, as defined under federal securities laws, and members of the Board of Directors of the Company) in the exercise of any option granted under this Article Two and the satisfaction of any federal and state income and employment tax obligations arising therefrom, by (a) authorizing a loan to the optionee by the Corporation, or (b) permitting the optionee to pay the option price in installments over a period of months or years.  The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion.  Loans and installment payments may be allowed with or without security or collateral (other than to optionees who are consultants or independent contractors, who must adequately secure any loan by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price (less par value) of the purchased shares, plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

4.

The “fair market value” per share of Common Stock on any relevant date shall be determined as follows:

(a)

If the Common Stock is listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as officially quoted on the composite tape of transactions on that exchange.  If there is no reported sale of Common Stock on that exchange on the date in question, the fair market value shall be the closing selling price on the exchange on the next preceding date for which a closing selling price is quoted.

(b)

If the Common Stock is not listed or admitted to trading on any national stock exchange, but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of Common Stock on the date in question as reported on that system.  If there is no closing selling price for the Common Stock on the date in question, then the fair market value shall be the closing selling price for the next preceding date for which a closing selling price is quoted.

B.

Term and Exercise of Options.

1.

Each option granted under this Article Two shall be exercisable at such time(s), during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the written instrument evidencing the option.  No option granted under this Article Two shall have a term in excess of ten (10) years after the grant date.

2.

During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee’s death.

3.

Exercise of an option shall be effected by delivery to the Corporation of a written notice in a form approved by the Plan Administrator specifying the number of shares as to which the option is being exercised, accompanied by payment of the exercise price (or provision for payment acceptable to the Plan Administrator), and containing such other provisions as the Plan Administrator approves from time to time.

C.

Termination of Service.

1.

Except as otherwise approved by the Plan Administrator, if the optionee’s service to the Corporation is terminated:

(a)

for cause, each then-outstanding option held by the optionee shall terminate immediately;

(b)

for any reason other than cause, death, or permanent disability, each then-outstanding option held by the optionee shall expire no later than three (3) months after the termination date;

(c)

by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), each then-outstanding option held by the optionee shall expire no later than twelve (12) months after the termination date; or

(d)

by reason of the optionee’s death, or if the optionee dies during the three (3) months following termination of his or her employment other than for cause or by reason of permanent disability, each then-outstanding option held by the optionee shall expire no later than twelve (12) months following the termination date.  Following the optionee’s death, the option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution.

2.

Under no circumstances shall any option be exercisable after the specified expiration date of the option term.

3.

Following termination of the optionee’s service, an option shall not be exercisable to any greater extent than on the termination date; provided, however, that the Plan Administrator shall have complete discretion, at any time while the option remains outstanding, to permit the option to be exercised, not only with respect to the number of shares for which the option is exercisable at the time of the termination, but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had termination not occurred.

4.

For purposes of this Plan:

(a)

An optionee shall be deemed to remain in service to the Corporation for so long as he or she renders (or in the case of consultants or advisors, has agreed to render) services on a periodic basis to the Corporation (or any parent or subsidiary) as an employee, a non-employee Director, or an independent consultant or advisor.

(b)

An optionee shall be considered to be an employee for so long as he or she remains in the employ of the Corporation (or any parent or subsidiary), subject to the control and direction of the employer entity as to the work to be performed and the manner and method of performance.

D.

Stockholder Rights.

An optionee shall have no stockholder rights with respect to any option shares until he or she has exercised the option and paid (or made arrangements satisfactory to the Plan Administrator to pay) the option price for the purchased shares.

III.

INCENTIVE OPTIONS

In addition to other application terms and conditions of this Plan, the following provisions shall apply:

A.

Incentive Options may be granted only to employees.  Options specifically designated as “non-statutory” options when issued shall not be subject to this Section III.

B.

If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any of its parent or subsidiary corporations (“10% Stockholder”), then the option price per share shall not be less than 110% of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years from the grant date.

IV.

CORPORATE TRANSACTION

A.

In the event of any of the following stockholder-approved transactions (a “Corporate Transaction”):

1.

a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction whose principal purpose is to change the State of the Corporation’s incorporation,

2.

the sale, transfer, or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution, or

3.

any “reverse” merger in which the Corporation is the surviving entity, but in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to holders other than those who owned such voting power immediately before the merger, then immediately before the Effective Date of the Corporate Transaction, each option granted under this Article Two shall become fully exercisable (“accelerate”) with respect to the total number of shares of Common Stock then subject to the option.  However, an option shall not accelerate if and to the extent: (i) the option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced by an equivalent option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) acceleration of the option is subject to other limitations imposed by the Plan Administrator at the time of grant.  The determination of equivalence under clause (i) above shall be made by the Plan Administrator and shall be final, binding, and conclusive.

B.

Upon the consummation of the Corporate Transaction, all options granted under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor (or surviving) corporation or its parent company.

C.

Each option granted under this Article Two that is replaced by an equivalent option in a Corporate Transaction, or that otherwise continues in effect, shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities that would have been issued in the Corporate Transaction to an actual holder of the number of shares of Common Stock that were subject to the option immediately before the Corporate Transaction.  Appropriate adjustment shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same.  In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

D.

The grant of options under this Article Two shall not affect the right of the Corporation to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

V.

CANCELLATION AND REGRANT OF OPTIONS

Upon stockholder approval, the Plan Administrator may, with the consent of the affected optionees, cancel any or all outstanding options granted under this Article Two and grant in substitution new options covering the same or different numbers of shares of Common Stock but having an option price per share not less than the fair market value of the Common Stock on the new grant date (or 110% of fair market value in the case of an Incentive Option granted to a 10% Stockholder).

VI.

STOCK APPRECIATION RIGHTS; HOSTILE TAKE-OVER; CHANGE IN CONTROL

A.

As determined by the Plan Administrator in its sole discretion, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option granted under this Article Two in exchange for a payment by the Corporation of an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or part thereof), over (ii) the aggregate option price payable for those shares.

B.

No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator.  If the surrender is approved, then the payment to the optionee under this Section VI may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator determines in its sole discretion.

C.

If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights he or she had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time before the later of (i) five (5) business days after receipt of the rejection notice, or (ii) the last day on which the option is otherwise exercisable in accordance with its terms, but in no event more than ten (10) years after the date of the option grant.

D.

Each Officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall have the following limited stock appreciation rights in tandem with each option received under this Article Two.  Upon the occurrence of a Hostile Take-Over (defined below), each option with a limited stock appreciation right in effect for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Corporation in the amount of the excess of (i) the Take-Over Price (defined below) of the shares of Common Stock subject to the canceled option (whether or not the option is otherwise exercisable for such shares), over (ii) the aggregate exercise price payable for such shares.  The payment shall be made within five (5) days after consummation of the Hostile Take-Over.  Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash payment.

E.

A “Hostile Take-Over” shall be deemed to occur if (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer that the Board does not recommend that the Corporation’s stockholders accept, and (ii) more than 50% of the securities so acquired are accepted from holders other than Officers and Directors of the Corporation subject to Section 16 of the Exchange Act.  The “Take-Over Price” per share shall be the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section II.A.4 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.  However, if the canceled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

F.

The Plan Administrator shall have full discretionary authority, exercisable either in advance of, or at the time of, a Change in Control (defined below), to provide for the automatic acceleration of options granted under this Article Two upon the occurrence of the Change in Control.  The Plan Administrator shall also have full discretionary authority to condition any such acceleration upon the subsequent termination of the optionee’s service to the Corporation (or a parent or subsidiary) within a specified period after the Change in Control.  The Plan Administrator hereby exercises such discretion to accelerate vesting of all outstanding options held by Officers of the Corporation whose employment is terminated in conjunction with, or within a year of, a Change in Control or Corporate Transaction.  Any option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration of the option term.  For all purposes of this Plan, a “Change in Control” shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such reporting requirement, other than a Corporate Transaction; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

1.

any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a “person” under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation’s then-outstanding securities entitled to vote in the election of Directors of the Corporation, pursuant to a tender or exchange offer that the Board does not recommend that the Corporation’s stockholders accept; or

2.

during any period of two (2) consecutive years, individuals who, at the beginning of such period, constituted the Board and any new members of the Board, whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least three-quarters (3/4) of the Directors then in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

G.

The shares of Common Stock subject to any option surrendered or canceled for an appreciation distribution pursuant to this Section VI shall not be available for subsequent option grant under the Plan.

ARTICLE THREE

AUTOMATIC OPTION GRANT PROGRAM

I.

ELIGIBILITY

The individuals eligible to receive automatic option grants pursuant to this Article Three shall be limited to (i) Directors who are first elected or appointed as non-employee Directors on or after the Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) Directors who continue to serve as non-employee Directors at one or more annual stockholders meetings held while this Automatic Grant Program remains in effect, commencing with the 1994 annual meeting.

II.

TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

A.

Grant Dates.  Option grants will be made under this Article Three on the dates specified below:

1.

Automatic Initial Grant.  Each individual who first becomes a non-employee Director, whether through election at an annual stockholder meeting or through appointment by the Board, shall automatically be granted upon the terms and conditions of this Article Three, at the time of such initial election or appointment, a non-statutory stock option to purchase 30,000 shares of Common Stock (referred to below as an “Automatic Initial Grant”).

2.

Automatic Annual Grant.  On the date of each annual stockholder meeting, beginning with the 2007 annual stockholder meeting, each non-employee Director whose term is continuing or who is re-elected at such meeting shall automatically be granted a non-statutory stock option under this Article Three to purchase 15,000 shares of Common Stock (referred to below as an “Automatic Annual Grant”).

The number of shares specified in this section for grants to be made to non-employee Directors shall be subject to adjustment pursuant to Section III.C of Article One.

B.

Exercise Price.  The exercise price per share shall be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

C.

Payment.  The option price shall become immediately due upon exercise of the option and shall be payable as provided in Section II.A of Article Two.

D.

Option Term.  Each option granted under this Article Three shall have a maximum term of ten (10) years measured from the grant date.

E.

Exercisability.

1.

Each Automatic Initial Grant will become exercisable in a series of 36 equal monthly installments beginning on the automatic grant date, provided the optionee remains a Director through each such date.  If the Automatic Initial Grant is granted on the date of an annual stockholder meeting and the annual stockholder meeting held in the third year after the date of grant occurs in less than 36 full months from the automatic grant date, then any option shares that remain unvested as of the date of such annual stockholder meeting shall then become fully exercisable, provided the optionee is a Director on such date.

2.

Each Automatic Annual Grant will become exercisable in a series of 12 monthly installments beginning on the automatic grant date, provided the optionee remains a Director through each such date. If the annual stockholder meeting in the year following the date of grant occurs in less than 12 full months from the automatic grant date, then any option shares that remain unvested as of the date of such annual stockholder meeting shall then become fully exercisable, provided the optionee is a Director on such date.

3.

Each option granted under this Article Three shall also become fully exercisable upon the date of the optionee’s cessation of Board service by reason of death or retirement, provided the optionee has served on the Board for at least three (3) years at the time of cessation of Board service.  A Director shall be deemed to have ceased Board service by reason of retirement if he or she has attained the age of 65 at the time of the cessation.

4.

Each option shall remain exercisable until the expiration or sooner termination of the option term.

F.

Non-Transferability.  During the optionee’s lifetime, an option granted under this Article Three (together with the limited stock appreciation right pertaining to the option) shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than by will or by the laws of descent and distribution following his or her death.

G.

Effect of Termination of Board Membership.

1.

If a Director ceases to be a Board member for any reason (other than death) while holding an option granted under this Article Three, he or she shall have three (3) months following the date of cessation of Board membership in which to exercise the option for any or all of the shares of Common Stock for which the option is exercisable at the time of the cessation.

2.

If a Director dies while serving as a Board member or during the three (3) months following his or her cessation of Board service, an option granted under this Article Three may be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of cessation of Board membership, by the personal representative of his or her estate or by the person(s) to whom the option is transferred pursuant to the Director’s will or in accordance with the laws of descent and distribution.  Any such exercise must, however, occur within twelve (12) months after the date of the Director’s death.

3.

In no event shall any option granted under this Article Three remain exercisable after the specified expiration date of its ten (10)-year term.  Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the option shall terminate and cease to be exercisable.

H.

Stockholder Rights.  The holder of an option granted under this Article Three shall have no stockholder rights with respect to any option shares until he or she has exercised the option and paid (or made arrangement satisfactory to the Plan Administrator to pay) the exercise price for the purchased shares.

I.

Remaining Terms.  The remaining terms and conditions of each option grant under this Article Three shall be as set forth in the form of Director Automatic Grant Agreement attached as Exhibit A to this Plan.

III.

CORPORATE TRANSACTION; CHANGE IN CONTROL; HOSTILE TAKE-OVER

A.

Each option granted under this Article Three that is outstanding at the time of a Corporate Transaction or a Change in Control shall, immediately before the specified Effective Date for the Corporation Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock then subject to the option.  Upon the consummation of the Corporation transaction, all options granted under this Article Three shall terminate.

B.

Upon the occurrence of a Hostile Take-Over, each option that has been outstanding under this Article Three for at least six (6) months shall automatically be canceled and the optionee shall be entitled to a cash payment by the Corporation calculated in accordance with Section VI.D. of Article Two and payable at the time and manner set forth in Section VI.E of Article Two.  Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash payment.

C.

The automatic option grants under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

D.

The shares of Common Stock subject to each option canceled in connection with a Hostile Take-Over shall not be available for subsequent issuance under this Plan.

ARTICLE FOUR

RESTRICTED STOCK AWARDS

I.

DETERMINATION OF ELIGIBILITY AND AMOUNT OF AWARDS

The persons who shall be eligible to receive restricted stock awards under this Article Four shall be such key employees of the Corporation or its subsidiaries, including officers and directors, as the Plan Administrator shall select from time to time.  In no event, however, shall any employee owning stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary be eligible to receive shares under this Article Four.

II.

RESTRICTED STOCK

A.

Restricted stock awards shall be made from time to time under the Plan in recognition of the services rendered to the Corporation or its subsidiaries by the selected participants.  All such restricted stock awards shall provide for the issuance, either as soon as practicable following the time of the award or at a later date specified in the agreement evidencing the award, of shares of the Corporation’s Common Stock.

B.

Each recipient of a restricted stock award under the Plan shall, at the time the shares of Common Stock are issued in payment of such award, pay to the Corporation, in cash or cash equivalent, an amount equal to the aggregate par value of the issued shares.

III.

VESTING SCHEDULE

A.

The interest of an employee in the shares of Common Stock issued to such employee under this Article Four may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of Section III.C.  Except as otherwise provided in Section III.F., the employee may not transfer any of the Common Stock in which he or she does not have a vested interest.  Accordingly, all unvested shares issued to an employee under the Plan shall bear the restrictive legend specified in Section III.D.1., until such legend is removed in accordance with Section III.D.2.  The employee, however, shall have all the rights of a stockholder with respect to the shares of Common Stock issued to him or her hereunder, whether or not his or her interest in such shares is vested.  Accordingly, the employee shall have the right to vote such shares and to receive any cash dividend paid on such shares.  Any new, additional or different shares of stock or other property (including money paid other than as a cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split or reclassification of Common Stock or by reason of a merger, consolidation, liquidation or other change in the capital structure of the Corporation shall be issued to the employee, subject to (i) the same vesting schedule applicable to his or her unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

B.

In the event an employee should, while his or her interest in the Common Stock remains unvested, (i) attempt to transfer (other than by way of a permissible gift under Section III.F.) any of the unvested Common Stock or any interest therein or (ii) cease employment with the Corporation for any reason whatsoever, then the certificates evidencing the employee’s unvested Common Stock (other than shares which become vested by reason of, or upon, such termination in accordance with the agreement evidencing the award) shall be immediately surrendered to the Corporation for cancellation and the employee shall no longer have any stockholder rights with respect to the canceled Common Stock.  In exchange for the surrendered certificates the employee shall receive a cash payment from the Corporation equal to the aggregate par value of the canceled shares.  For purposes of this Article Four, the employee shall not be deemed to have ceased employment with the Corporation for so long as the employee remains in the active employ of the Corporation or one or more of its subsidiaries.

C.

Vesting; Corporate Transaction; Change in Control.

1.

Any shares of Common Stock issued under this Article Four that are not vested at the time of such issuance shall vest in one or more installments thereafter.  The elements of the vesting schedule applicable to the issued shares, including the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and shall be specified in the stock restriction agreement executed by the employee at the time the shares are issued.

2.

Should the Corporation’s Common Stock be converted into cash or other shares or securities of the Corporation or any other corporation as a result of a Corporate Transaction (as defined in Article Two, Section IV.A.), then the shares of Common Stock outstanding at such time under this Article Four shall likewise be converted into cash or such other shares or securities, and such assets may, in the discretion of the Plan Administrator, be held in escrow by the Corporation or its successor and shall thereafter be distributed to the employees from time to time as their interests therein vest in accordance with the same vesting schedules which are in effect for their shares of Common Stock immediately prior to such conversion.  However, the interest each employee has in the shares of Common Stock issued to him or her under this Article Four (together with any cash or other shares or securities into which such Common Stock is to be converted) shall become vested immediately prior to the specified effective date for the Corporate Transaction if the Company’s rights to repurchase or cancel unvested shares under this Article Four (for a payment equal to the par value of the shares) are not to be assigned to the successor corporation or parent thereof in connection with the Corporate Transaction.  If the Corporation is to be acquired by a reverse merger in which it is to remain the surviving entity, then no accelerated vesting under the Plan shall occur, unless the Plan is to be terminated in connection with such reverse merger.

3.

In the event of a Change in Control (as defined in Article Two, Section VI.F.), then the Plan Administrator shall have full power and authority (exercisable before or after the Change in Control) to accelerate the vesting of the interests of one or more of the employees in the shares of Common Stock issued to him or her under this Article Four.

4.

In the event of a Corporate Transaction, then any outstanding obligations or commitments to issue Common Stock pursuant to this Article Four shall be assumed by the successor corporation or parent thereof.

D.

Restrictive Legends.

1.

Each certificate representing unvested shares of Common Stock (or other securities) issued under this Article Four shall bear the following restrictive legend:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT  TO RESTRICTIONS ON TRANSFER AND TO CANCELLATION IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF ARTICLE FOUR OF THE CORPORATION’S 1993 STOCK OPTION PLAN AND THE STOCK RESTRICTION AGREEMENT EXECUTED THEREUNDER BY THE CORPORATION AND THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST).  A COPY OF THE 1993 STOCK OPTION PLAN AND STOCK RESTRICTION AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION.”

2.

As the interest of the employee vests in the shares of Common Stock issued under this Article Four, the Corporation shall, upon the employee’s delivery of the certificate for such shares, issue a new certificate for the vested shares without the restrictive legend of Section III.D.1. and a second certificate for any remaining unvested shares with the Section III.D.1. legend endorsed thereon.  If any unvested shares of the employee are surrendered and canceled under Section III.C.3., then the Corporation shall at the time the cancellation is effected deliver a new certificate, without the restrictive legend of Section III.D.1., representing the number of shares (if any) in which the employee is at such time vested and which are accordingly no longer subject to cancellation by the Corporation.

E.

The Plan Administrator may in its discretion waive, in whole or in part, any cancellation of unvested Common Stock (or other assets) to which an employee would otherwise be subject under Section III.B.  Such a waiver shall result in the immediate vesting of the employee’s interest in the shares of Common Stock (or other assets) as to which the waiver applies.

F.

As used in this Section III, the term “transfer” shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of the shares of Common Stock issued under Article Four.  However, the employee shall have the right to make a gift of any or all of his unvested shares under Article Four to his spouse, parents or children or to a trust established for such spouse, parents or children, provided the recipient of the gifted shares delivers to the Corporation a written agreement to be bound by all the provisions of the Plan and the stock restriction agreement executed by the employee with respect to such shares.

ARTICLE FIVE

MISCELLANEOUS

I.

AMENDMENT OF PLAN

The Board shall have complete and exclusive authority to amend or modify this Plan in any or all respects whatsoever.  However, no such amendment or modification shall, without the consent of the option or restricted stock holders, adversely affect rights and obligations with respect to options or awards at the time outstanding under the Plan.  No amendment shall require stockholder approval except when (i) required by Section 422 of the Internal Revenue Code for incentive stock options; (ii) required by other applicable laws, regulations or rules (including rules of the New York Stock Exchange); or (iii) otherwise deemed advisable by the Board.

II.

TAX WITHHOLDING

A.

The Corporation’s obligation to deliver shares or cash upon exercise of options, stock appreciation rights or restricted stock awards, granted under this Plan shall be subject to the satisfaction of all federal, state, and local income and employment tax withholding requirements.

B.

The Plan Administrator may, in its discretion and upon such terms and conditions as it deems appropriate, provide any or all optionees under Article Two with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of options, one or more shares with an aggregate fair market value equal to a designated percentage (any whole multiple of 5% specified by the optionee) of the federal and state income taxes (“Taxes”) incurred in connection with the acquisition of such shares.  In lieu of direct withholding, optionees may be granted the right to deliver shares of Common Stock to the Corporation in satisfaction of such Taxes.  The withheld or delivered shares shall be valued at the fair market value on the applicable determination date for such Taxes.

III.

TERM OF PLAN

A.

This Plan shall terminate upon the earlier of (i) August 10, 2008, or (ii) the date on which all shares available for issuance under this Plan have been issued pursuant to restricted stock awards or the exercise of options granted under this Plan and (to the extent outstanding on the Effective Date) the 1983 Plan.  If the date of termination is determined under clause (i) above, then no options or awards outstanding on such date shall be affected by the termination of this Plan.

B.

Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under this Plan, provided each option granted is not to become exercisable, in whole or in part, at any time before stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

IV.

USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares pursuant to options or restricted stock awards granted under this Plan may be used for general corporate purposes.

V.

REGULATORY APPROVALS

A.

The implementation of this Plan, the granting of any option hereunder, and the issuance of stock for any restricted stock award or upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over this Plan, the options granted under it, and the stock issued pursuant to it.

B.

No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under this Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VI.

NO EMPLOYMENT/SERVICE RIGHTS

Neither the action of the Corporation in establishing this Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan, shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

VII.

MISCELLANEOUS PROVISIONS

A.

Except as otherwise provided in this Plan, the right to acquire Common Stock or other assets under this Plan may not be assigned, encumbered, or otherwise transferred by any optionee.

B.

The provisions of this Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in that State.

C.

The provisions of this Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees, and their permitted assignees.

o0o